UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) - January 26, 2004

                      The First of Long Island Corporation
               (Exact Name of Registrant as Specified in Charter)

New York                               0-12220               11-2672906
(State or Other Jurisdiction           (Commission           (IRS Employer
of Incorporation)                      File Number)          Identification No.)

10 Glen Head Road, Glen Head, New York                       11545
(Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code - (516) 671-4900

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit 99.1 Press release dated January 26, 2004 regarding the year and quarterly period ended December 31, 2003.

Exhibit 99.2 Newsletter to stockholders regarding the year ended December 31, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On January 26, 2004, The First of Long Island Corporation issued a press release disclosing material non-public information regarding the Corporation's financial condition as of December 31, 2003 and results of operations for the year and quarterly period then ended. The press release is furnished as Exhibit
99.1 to this Form 8-K filing. On the same day, the Corporation also mailed a newsletter to its stockholders disclosing similar nonpublic information regarding the Corporation's financial condition as of December 31, 2003 and results of operations for the year then ended. The newsletter to shareholders is furnished as Exhibit 99.2 to this Form 8-K filing.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      The First of Long Island Corporation
                                      (Registrant)


Date: January 26, 2004                By: /s/ Mark D. Curtis
                                      ----------------------
                                      Mark D. Curtis
                                      Senior Vice President & Treasurer
                                      (principal accounting & financial officer)


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